UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-10971                 52-1508198
-----------------------------       ----------------          ---------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                         20036
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
              ---------------------------------------------

     On November 14, 2005, Abigail Adams National Bancorp, Inc. (the "Company"), issued a press release reporting its financial results for the three and nine months ended September 30, 2005. A copy of the press release is attached as
Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

              The following Exhibit is attached as part of this report:


              99.1 Press release dated November 14, 2005, announcing the Company's financial results for the three and nine months ended September 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: November 17, 2005             By:  /s/ Karen Troutman
                                            -----------------------------------
                                             Karen Troutman
                                             Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.             Description
     ----------              -----------

       99.1 Press release dated November 14, 2005, announcing the Company's financial results for the three and nine months ended September 30, 2005.